Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011

                              The MONTGOMERY Funds

                        Supplement dated August 29, 2001

                    To the Class R and Class P Prospectuses,
                             dated October 31, 2000,

                     And to the Prospectus of the Montgomery
                     U.S. Select 20 Portfolio, dated October
                                    31, 2001.


Important Notice to Shareholders:

Pending approval by the Fund's Board of Trustees, the changes noted below will be made to certain Montgomery Funds effective October 31, 2001.

The following Funds will change their respective names: Montgomery Global 20 Portfolio will be called Montgomery Global Focus Fund, Montgomery International 20 Portfolio will be called Montgomery International Focus Fund, Montgomery Emerging Markets 20 Portfolio will be called Montgomery Emerging Markets Focus Fund, Montgomery Mid Cap 20 Portfolio will be called Montgomery Mid Cap Focus Fund and Montgomery U.S. Select 20 Portfolio will be called the Montgomery U.S. Focus Fund. Additionally, each of these Funds will concentrate its investments in 20 to 40 companies, compared with 20 to 30 companies prior to October 31, 2001.

Also, shareholders of the Class P shares of the Montgomery Global Focus Fund and the Montgomery Emerging Markets Fund will be shareholders of Class A shares of these respective Funds. This share class re-designation will have no effect on the management, objective or strategies of these Funds. However, unlike the Class P shares, the Class A shares will have a front-end sales charge (which will be waived for subsequent investments made by current Class P shareholders of these two Funds) and a contingent deferred sales charge of 1% if redeemed within one year of purchase (compared to a 2% redemption fee feature of the Class P shares if redeemed within three months).

The Montgomery U.S. Emerging Growth Fund will be called the Montgomery Mid Cap Fund. Along with this name change, the Fund will invest its assets primarily in the stocks of U.S. companies whose shares have a total stock market value of $2 billion to $12 billion at the time of purchase (compared with $2 billion or less prior to October 31, 2001).



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The Montgomery Global Long-Short Fund will be managed by Chetan Joglekar.
Currently, Mr. Joglekar co-manages the Fund with other Montgomery portfolio managers. Also, the current Class B shares of the Fund will be re-designated as Class ML shares. This share class re-designation will have no effect on the fees and expenses, management, objective or strategies of the Fund.